UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004


FORM 8-K


CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 30, 2017 (10/25/2017)


Oakridge Holdings, Inc.
(Exact name of registrant as specified in its charter)








Minnesota
(State or Other
Jurisdiction of
Incorporation)

0-1937
(Commission
File Number)


41-0843268
(IRS Employer
Identification No.)

400 West Ontario Street
Unit 1003
Chicago, IL 60654
(Address of principal executive offices; zip code)
Registrant%s telephone number, including area code: (312) 505-
9267


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

-
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

-
Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

-
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

-
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Item 1.01. Entry into a Material Definitive Agreement.
Extension of DIP Loan Agreement Deadlines
    As previously disclosed, on May 22, 2017, Oakridge Holdings, Inc. ("we" or the "Company") and our operating subsidiary, Stinar HG, Inc., a Minnesota corporation ("Stinar" and together with the Company, the "Debtors") filed voluntary petitions in the United States Bankruptcy Court for the District of Minnesota (the "Bankruptcy Court") seeking relief under Chapter 11 of
Title 11 of the United States Code (the "Bankruptcy Code"). The Chapter 11 Cases are being administered under the captions "In re Oakridge Holdings, Inc.," Case No. 17-31669 and In re Stinar HG, Inc., dba Stinar Corporation Case No. 17-341670 (the
"Chapter 11 Cases").
    Debtors are parties to a Debtor-In-Possession Loan Agreement, dated as of May 22, 2017 (the "DIP Loan Agreement"), by and among Debtors and Krukeberg Industries, LLC, pursuant to which the Krukeberg Industries, LLC has agreed to loan certain amounts to Stinar HG, Inc.
    By order of the Bankruptcy Court, dated October 25, 2017 and with the consent of the parties to the DIP Loan Agreement, the Maturity Date of the DIP Loan Agreement and the dates of certain other "Milestones" contained in the DIP Loan Agreement have been extended by 120 days, as follows:
    The Maturity date of the DIP Loan Agreement has been extended by 120 days to the earliest to occur of (a) 45 calendar days after the Petition Date, if the Bankruptcy Court has not entered a final borrowing order on or before that date (b) January 17, 2018 (240 calendar days after the Petition Date); (c) the date on which a plan of reorganization for Debtors, in a form and substance satisfactory to the DIP Lender, in its sole and absolute discretion, becomes effective; and (d) the occurrence and continuation of certain other customary events of default, including the failure of certain customary milestone events identified in the DIP Loan Agreement.
    The Milestone date by which the Bankruptcy court will have entered an order confirming a plan of reorganization for Stinar HG has been extended by 120 days to December 30, 2017.
    The Milestone date by which the a plan of reorganization for Stinar HG will have become effective has been extended by 120 days to February 3, 2018.
    The foregoing does not purport to be a complete description of the DIP Loan Agreement and is qualified in its entirety by reference to the DIP Loan Agreement previously filed as an
Exhibit 10.2 to the Company?s 8-K, filed on May 22, 2017.
Item 7.01. Regulation FD Disclosure.
Additional information on the Chapter 11 Cases, including access to documents filed with the Bankruptcy Court and other general information about the Chapter 11 Cases, is available at a subscription based service known as PACER, at https://ecf.mab.uscourts.gov/cgi-bin/login.pl.
The information in Item 7.01 of this Form 8-K is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.
Item 9.01. Financial Statements and Exhibits.

(d)
Exhibits





10.1

DIP Loan Agreement, filed as Exhibit 10.2 to the
Companys Form 8-K dated May 22, 2017, incorporated herein by reference.




__________________________________________________________


SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.














OAKRIDGE HOLDINGS, INC.
(Registrant)




Date: October _30_, 2017



By:

/s/ Robert C. Harvey




Name:

Robert C. Harvey




Title:

President, Chief Executive
Officer, Chief Financial
Officer and Chairman of the
Board of Directors